LICENSE FOR THE RIGHT TO USE ENTRAILS

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     SERIES                    NUMBER                    LICENSE  TYPE

is granted to "ZAURAL-NEFTEGAS LTD" in the person of

Director General ZHURAVLEV OLEG VENEDIKTOVICH with the purpose of

Geological exploration of the WEST-SUERSK PARCEL ENTRAILS with the object of prospecting and estimation of hydrocarbon deposits .

The parcel is located on the territory of adjoining LEBYAZHEVSK and

MOKROUSOVSK DISTRICTS, KURGAN PROVINCE.

Description of the parcel boundaries, its co-ordinates, toponymic plans, profiles and other documents are given in APPENDICES ## 1, 2.

The right to use the ground parcels is granted by ADMINISTRATION OF LEBYAZHEVSKY

DISTRIC, letter dated 20.01.03, MUNICIPAL FORMATION OF MOKROUSOVSKY DISTRICT ,

letter dated 17.01.03 No. 28.

The documents copies and the discription of the parcel boundaries are given in

APPENDICES ## 3, 4.

The parcel has a status of geological allocation.

The date of the license term is February 28, 2008

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THE FOLLOWING DOCUMENTS ARE ESSENTIAL PARTS OF THE LICENSE:

1.License agreement on the terms of the use of

the West-Suersk parcel , Kurgan Province - 8 pp.

2. The layout of the West-Suersk parcel, geographic co-ordinates of the critical points added - 1 p.

3. Lebyazhevsk District Administration letter dated 20.01.03 50 - 1 p.

4. MF Mokrousovsk District letter dated 17.01.2003 28 - 1 p.

5. Kurgan Administration letter dated 16.12.02 01-1-655 - 1 p.

6. The Russian Ministry of Natural Resources Decree to grant the right of use the West-Suersk parcel, Kurgan Province - 1 p.

7. The certificate of governmental registration of "Zaural-Neftegas Ltd" - 1 p.


Authorized  representative                          Authorized representative
of the Russian Ministry of                          of the Russian public
Natural Resources                                   authority of Federal Subject


 /s/ Sadovik P.V.       Sadovnik P.V.
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                                Company executive
                             be granted the license


                         /s Zhuravlev O.V.       Zhuravlev O.V.
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